                                                             Exhibit 99.906 CERT

N-CSR EXHIBIT FOR ITEM 10(d): SECTION 906 CERTIFICATIONS

Bradley Tank, President/Chief Executive Officer, and Edward Grieb, Treasurer/Chief Financial Officer, of Lehman Brothers/First Trust Income Opportunity Fund (the "Registrant"), each certify that:

1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: March 3, 2004            /S/ Bradley Tank
     -----------------        --------------------------------------------------
                               Bradley Tank, President/Chief Executive Officer
                               [Signature]


Date: March 3, 2004            /S/  Edward Grieb
     -----------------        --------------------------------------------------
                               Edward Grieb, Treasurer/Chief Financial Officer
                               [Signature]


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C Section 1350.